Janus Investment Fund

Janus Global Allocation Fund – Conservative
Janus Global Allocation Fund – Moderate
Janus Global Allocation Fund – Growth

Supplement dated January 17, 2014
to Currently Effective Prospectuses

Effective January 17, 2014, the following replaces in its entirety the corresponding information for Janus Global Allocation Fund – Conservative, Janus Global Allocation Fund – Moderate, and Janus Global Allocation Fund – Growth (each, a “Fund,” and collectively, the “Funds”).

1. The following replaces in its entirety the corresponding information found under “Management” in the Fund Summary section of each Fund’s Prospectuses:

Portfolio Managers: Enrique Chang, Chief Investment Officer Equities and Asset Allocation of Janus Capital, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2014. Daniel G. Scherman, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has managed or co-managed since inception.

2. The following replaces in its entirety the corresponding information in the “Investment Personnel” section of the Prospectuses related to the portfolio management of the Funds:

Janus Global Allocation Fund – Conservative
Janus Global Allocation Fund – Moderate
Janus Global Allocation Fund – Growth
Co-Portfolio Managers Enrique Chang and Daniel G. Sherman jointly share responsibility for the day-to-day management of Janus Global Allocation Fund – Conservative, Janus Global Allocation Fund – Moderate, and Janus Global Allocation Fund – Growth, with no limitation on the authority of one co-portfolio manager in relation to the other.

Enrique Chang is Chief Investment Officer Equities and Asset Allocation of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Global Allocation Fund – Conservative, Janus Global Allocation Fund – Moderate, and Janus Global Allocation Fund – Growth, which he has co-managed since January 2014. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in September 2013. During the previous five years, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments. Mr. Chang holds a Bachelor’s degree in Mathematics from Fairleigh Dickinson University, a Master’s degree in Finance/Quantitative Analysis, and a Master’s degree in Statistics and Operations Research from New York University.

Daniel G. Scherman, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Global Allocation Fund – Conservative, Janus Global Allocation Fund – Moderate, and Janus Global Allocation Fund – Growth, which he has managed or co-managed since inception. Mr. Scherman is Chief Risk Officer of Janus Capital and is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2005 as Director of Risk and Trading. Mr. Scherman holds a Bachelor’s degree in Economics and History from Dartmouth College and a Master of Business Administration degree from Boston University. He holds the Chartered Financial Analyst designation.

Please retain this Supplement with your records.